Statement of Additional Information Supplement

March 12, 2019

Morgan Stanley Institutional Liquidity Funds

Supplement dated March 12, 2019 to the Morgan Stanley Institutional Liquidity Funds Statement of Additional Information dated February 28, 2019

Government Portfolio

Government Securities Portfolio

Money Market Portfolio

Prime Portfolio

Tax-Exempt Portfolio

Treasury Portfolio

Treasury Securities Portfolio

The section of the Statement of Additional Information entitled "Service and Distribution of Shares—Revenue Sharing" with respect to those arrangements applicable to Morgan Stanley Smith Barney LLC is hereby deleted and replaced with the following:

With respect to Morgan Stanley Smith Barney LLC, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  an ongoing annual fee in an amount of $550,000 in consideration of the Adviser's participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC; and

(2)  an ongoing annual fee in an amount of $395,000 in consideration of Morgan Stanley Smith Barney LLC providing Adviser with access to distribution analytical data in relation to sales of the Funds and certain other products managed and/or sponsored by the Adviser or its affiliates.

Please retain this supplement for future reference.